Exhibit 99.1

EarthLink Overview

Company History Building consumer ISP Heavy sales and marketing spend Running consumer ISP for cash flow 20-plus percent annual revenue declines Acquired 10 companies Business services became ~80% of revenues Stemmed revenue decline from 20+% down to 7%  New CEO, Joe Eazor, joined company in Q1  2014  Focused on revenue growth and operational execution 1

Where are we today? Customer Markets Strong Assets & Capabilities Challenges Customer base, brand, market access Mid-market momentu Emerging products and services Deep fiber network Healthy balance sheet, substantial tax assets Employee commitment and culture Revenue and EBITDA have declined Sales performance improving but inconsistent Opportunity to become more efficient in service delivery and customer support 2

Revenue Trajectory Pro-Forma for 2011 – 2012 acquisitions and excluding Systems revenue (1) Normalized for dispute settlements Declines in total company revenue have attenuated gradually. We expect to improve further. Normalized Business Services Revenue(1) % YoY Normalized Total Company Revenue(1) % YoY

Where we are going? Corporate Priorities Sharpen strategy Drive operational excellence and consistency Corporate Objectives Better and more consistent financial performance Appropriate capital structure We will add detail to these concepts in Q2.

Market Opportunity

The demand for IT Services in the small and medium business markets is growing rapidly. In the verticals where EarthLink is established, the market for IT Services will exceed $100 B in 2014. Mid-Market Opportunity for EarthLink Source:Gartner Market Statistics, Small-and-Midsize-Business IT Spending 2011-2017, 4Q13 Update; Gartner Market Statistics, Enterprise IT Spending by Vertical Industry Market, Worldwide, 2011-2017, 4Q13 Update IT Services CAGR: 8.5% Combined CAGR: 6.7% 50.0 100.0 150.0 200.0 250.0 2013 2014 2015 2016 2017 US$ Billions Projected IT Services and Telecom Spend - Small and Midsize Businesses Telecom IT Services - 50.0 100.0 150.0 200.0 2013 2014 2015 2016 2017 US$ Billions Projected IT Services and Telecom Spend - Key Vertical Markets Healthcare Financial Retail

A brand study of IT professionals shows EarthLink has among the highest brand recognition among our competitors. We are investing more in the brand to build awareness in the IT Services space. Source: December 2013 Marketing Workshop A&U Study; n=500 IT Decision makers, nationally representative sample Trusted Brand

Strategic Product Portfolio

EarthLink is focused on solutions that allow our customers more time and resources to focus on day to day business. We can be an extension of their IT Staff.

myLink® Customer Control Point

Cloud & Infrastructure Services
- Cloud Hosting
- Cloud Workspace
- Cloud Disaster Recovery
- Cloud Server Backup
- Colocation

Cloud Applications
- EarthLink 365+
- Hosted Exchange
- SharePoint/Lync
- Hosted Voice/Content Center as a Service
- Hosted CRM

End User Support Services
- EarthLink TechCare
- Unified Endpoint Management

Professional Services	Cloud Assessments, Security Assessments, Cloud & Firewall Migrations
Security Services	Managed Firewall, Secure Remote Access, PCI Compliance Solutions, Endpoint Management, & Security, Mobile Device Management
IP Voice & Data Services	MPLS Networks, Data Center Connect, Hosted Voice, Internet Access, SIP Trunking

Core Portfolio Differentiators
- *One Stop Shop for Evolving IT Needs*
- *Service Model and Customer Resources*
- *Private Cloud, Secure Networking via Distributed Access Network*
- *Control Point / myLink® Toolset*

EarthLink

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We have a broad network footprint that provides coverage across over 90% of the country We have expanded our data center presence and added new network routes Allows for lower latency, customer bridging and a more fault-tolerant enterprise class product Network and data center combination creates an end-to-end cloud solution Chicago Rochester Columbia Marlborough Network & Data Center Footprint Data Center IT Services, Next Gen Cloud IT Services Original Acquired Fiber National Coverage New Fiber Expansion DSL Coverage Atlanta Sunnyvale Dallas Miami Data Center

Revenue Progress

New Bookings Charts are MRR only and exclude non-recurring/usage based revenues 2013 Sales were up over 2012 Q4’13 was down sequentially partly due to seasonal factors Results can be lumpy, especially for larger, growth product deals and Q4 closings were soft The team sold $72 million of total contract value Our sales pipeline continues to expand Favorably shifting the mix of products sold to our growth products From 46% of sales in 2012 to 60% in 2013 40% 46% 50% 50% 65% New Bookings - $ MRR Business Bookings Mix 59% 64% 53%

(1) Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Wholesale, IT Services and Web Hosting (2) Monthly average churn; reflects 2012 true-up of cable subscribers Churn Business churn down in Q4’13 Churn decreased as we had anticipated Quarterly results can be lumpy but we expect churn to decline over long term as we provide better customer service and sell stickier products to multi-location customers Both retail and wholesale churn improved sequentially Business Services Churn(1) Consumer Churn(2) Consumer churn at record low Consumer churn continued its decline, reaching a record low of 2.0% per month in Q4 We expect further improvement over time as mix of tenured customers increases Approximately 70% of Consumer subscribers have been with us for 5+ years

Revenue Components

$ in Millions	FY 2012	Q4 2012	Q2 2013	Q3 2013	Q4 2013	Q4 '13 vs. Q4 '12	Outlook / Commentary
Retail: Emerging Products	$132	$36	$39	$46	$46	29%	• MPLS, Hosted VoIP and Cloud Products • Expect to grow revenue above 20% / year
Wholesale	$152	$38	$39	$36	$36	-6%	• Q4 '12 included $3M favorable settlements • Q3 '13 included Sprint/Nextel disconnect ~$(1M impact) • Expect to decline ~1% in 2014 as a result of the FY impact of the Sprint/Nextel disconnect, and grow 0-2% long term. • Quarterly results will continue to be lumpy
Total Business Growth	$284	$74	$78	$81	$82	11%	• $328M run rate growth business
Retail: Traditional	$733	$180	$165	$160	$154	-14%	• Anticipate decline rate will approach 10-11% in 2014 as a result of the full year impact of the elevated churn in mid 2013. • Expect Q4'14 exit rate over Q4'13 to be approaching 10% and improving further over the subsequent periods as we focus on customer retention and SMB product bundles
Total Business	**$1,017**	**$254**	**$243**	**$241**	**$236**	**-7%**	• **Expect 3-5% decline for full year, with YoY comparisons continuing to improve throughout the year**
Consumer	$318	$75	$70	$68	$66	-12%	• The decline rate of the consumer business should continue to abate
Total Company	**$1,335**	**$329**	**$313**	**$309**	**$302**	**-8%**	

Revenue component amounts sourced from billing data. Revenue outlook information does not represent guidance and is not subject to being updated
Excludes Systems revenue, prior periods restated to exclude these discontinued operations

EarthLink
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Cash Flow & Balance Sheet

Long Term Capital Expenditures Long Term Trends – Expect run rate of $125M - $135M We expect non-success based capital to remain relatively consistent Just under two-thirds of capital is success based Our capital spending as a percentage of revenue is lower than our peers We are increasing focus and visibility on cash flow and on tightly managing capital expenditures

Strong Balance Sheet Debt Maturity Capitalization & Leverage ($M) Next Call Date for Bonds: 87/8% - May 2015 at $104.4 73/8% - June 2016 at $105.5 We continue to generate cash and our leverage is low 87/8% Sr. Unsecured Notes, $300M (1) Excludes capital leases (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q4 '13 EarthLink Cash & Marketable Securities 117 $ 8 7/8% Senior Notes due 2019 300 7 3/8% Senior Secured Notes due 2020 300 $135 Million Revolver - Undrawn - Total Debt (1) 600 Net Debt 483 $ 2014 Adjusted EBITDA (2) Guidance midpoint 188 $ Total Debt/Adj. EBITDA 3.2x Net Debt/Adj. EBITDA 2.6x

Maintain Low Leverage Profile All data above is sourced from Thomson Reuters and is as of 6/30/2013 (1) Denominator for Debt Leverage Ratios is TTM Q3 2013 EBITDA We have lower leverage than most of our industry peers We can make investments in our network, products and sales motions to provide long term returns Lower leverage provides us financial stability and flexibility Net Debt Leverage Ratio(1) Gross Debt Leverage Ratio(1)

Appendix

Executive Team Brad Ferguson, Chief Financial Officer Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer. Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring. Previously member of the audit practice at Arthur Andersen LLP. Michael Toplisek, EVP, Sales & Marketing Joined EarthLink in May 2012 responsible for IT Services product development as well as management and marketing for EarthLink’s growing IT Services business. Over 20 years of progressive leadership experience in IT Infrastructure and the communications industry. He brings experience in successfully launching a high-growth IT Services product strategy, most recently as President of Concentric Cloud Solutions, a XO Communications Company. Previously served as XO’s Chief Marketing Officer where he developed, implemented and helped execute a growth strategy for the Business Service division. Prior to XO, Toplisek held the positions of Senior Vice President Global Enterprise & Collaboration and Regional Vice President of Business Services for Global Crossing. He also held sales leadership positions at Frontier Communications and MCI Telecommunications. Joseph F. Eazor President and Chief Executive Officer Served as Executive Vice President, Global Accounts and OEM at EMC Corporation, where he managed the company’s Global Accounts to help customers maximize the benefits of EMC’s technologies and services. Joined EMC in 2010 from McKinsey & Co., where he was a senior partner focusing on large technology companies and consulted with EMC, a McKinsey client. Prior to that, head of HP Enterprise Services, a $25 billion division with 130,000 employees worldwide. He joined HP in 2008, when the company acquired the leading services provider EDS, where he led acquisition negotiations and integration with HP over the subsequent two years. For 15 years before the merger, served in key strategic and executive roles with EDS, A.T. Kearney, and in the oil and gas industry.

Financial Snapshot / Q3 Recap 2014 Guidance(1) Revenue $1,160M - $1,180M Adjusted EBITDA(2) $180M - $195M Net Loss $(85)M - $(95)M Implied EPS(3) $(.83) - $(.93) Capital Expenditures $125M - $135M Balance Sheet & Valuation Cash Balance $117M Gross Debt $600M Net Debt $483M Market Cap(3)(4) $453M Enterprise Value(4) $926M Dividend Yield(4) 4.4% (1) Guidance as of date of earnings announcement (2/20/14); not being updated (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures (3) Assumes Q4 Fully Diluted shares outstanding of 102M (4) Market Cap, Enterprise Value and Dividend Yield assume share price as of 2/20/14. All other balance sheet data as of 12/31/13 Q4 ’13 Recap Full year bookings up over 2012 on half the sales reps 60% of bookings in 2013 came from our portfolio of emerging services $72 million of total contract value sold in Q4 ‘13 Continued strong sales into new data centers and have completed fiber expansion Leveraged CenterBeam acquisition into new product offerings Total company revenue declines are less than half of what they were when we acquired OneComm in 2011

Transport & Logistics Financial Services Retail Government Other Industries Healthcare EarthLink Customers

Consumer Business Has a Long Tail Consumer Churn Rate 3-Month Moving Average Consumer Revenue Loss Consumer mix continues to migrate toward longer tenures Churn has fallen as a result and we expect further improvement The Consumer revenue loss trends continue to improve Consumer revenue loss improved to nearly $(2.4)M in Q3 ‘13 $(25) $(20) $(15) $(10) $(5) $- Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Millions

Significant Tax Assets We have tax assets that will save approximately $200 million of cash taxes ~$600M Federal NOLs – Legacy ELNK & Deltacom $700M State NOLs One Comm purchase treated as asset acquisition – Able to deduct Dep/Amort Currently paying low single digit millions of dollars Assuming $50M taxable income average, we expect to shield cash taxes well into 2020s(1) (1) Illustrative – if taxable income averaged ~$50 million annually

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, restructuring, acquisition and integration-related costs and loss from discontinued operations, net of tax. . Adjusted EBITDA is a non-GAAP measure and is not determined in accordance with U.S. generally accepted accounting principles. Non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using non-GAAP financial measures. Adjusted EBITDA is not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

2014 Guidance Non GAAP Reconciliation Year sNormalized Annualized Year Three Months Less Three Months Three Months Ending Ended Favorable Ended Ended December 31, December 31, One-Time December 31, December 31, 2014 2013 Settlements 2013 2013 Net loss $(95) - $(85) (280) $ (4) $ (284) $ (1,136) $ Interest expense and other, net 57 14 - 14 56 Income tax benefit (2) - (1) 251 - 251 1,004 Depreciation and amortization 188 - 192 49 - 49 196 Stock-based compensation expense 15 4 - 4 16 Restructuring, acquisition and integration-related costs 17 12 - 12 48 Adjusted EBITDA $180 - $195 50 $ (4) $ 46 $ 184 $ EARTHLINK HOLDINGS CORP Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation (1) that we may not be able to execute our strategy to be a leading IT services and communications provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that our failure to achieve operating efficiencies will adversely affect our results of operations; (4) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (5) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (6) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (7) that unfavorable general economic conditions could harm our business; (8) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (9) that we face significant competition in the communications and IT services industry that could reduce our profitability; (10) that failure to retain existing customers could adversely affect our results of operations and cash flows; (11) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that cyber security breaches could harm our business; (25) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (26) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (27) that our business depends on effective business support systems and processes; (28) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (29) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (30) that we may not be able to protect our intellectual property; (31) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (34) that we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (35) that we may not realize our deferred tax assets, we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (36) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (37) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (38) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (39) that we may reduce, or cease payment of, quarterly cash dividends; (40) that our stock price may be volatile; (41) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (42) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2012.